SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

October 1, 2008
Date of Report (Date of earliest event reported)

HEPALIFE TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Florida
(State or other jurisdiction of incorporation)

000-29819
(Commission File Number)

 58-2349413
(I.R.S. Employer Identification No.)

60 State Street, Suite 700, Boston, MA 02109
(Address of principal executive offices)

(800) 518-4879
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

SECTION 1. Registrant’s Business and Operations

Item 1.01.  Entry into a Material Definitive Agreement.

On October 3, 2008 HepaLife Technologies, Inc. (the “Company”) entered into and consummated the transactions contemplated by an Asset Purchase Agreement (the “Purchase Agreement”) between the Company and Arbios Systems, Inc. a Delaware corporation (“Arbios”).

Pursuant to the Purchase Agreement, the Company, in order to enhance and strengthen its current PICM-19 porcine liver cell line based bioartifical liver technology, purchased certain specified assets of Arbios, relating to the pig cell based liver device technology which was being developed by Arbios.

The acquired assets relate to the bioartificial liver device formerly known as “HepatAssist.” HepatAssist was evaluated in the largest-ever Phase II/III clinical study (prospective randomized trial involving over 170 patients) to test safety and efficacy of a bioartificial liver assist device. The clinical data was published in 2004.

The Acquired Assets (as defined in the Purchase Agreement) include over 12 patents and patent licenses, miscellaneous equipment, FDA IND application including orphan drug and fast track designation, Phase I and Phase II/III clinical protocols and clinical data as well as standard operating procedures for manufacturing and quality control.

The purchase price of the Acquired Assets consisted of (i) $450,000 in cash of which $250,000 was paid in cash at the closing and $200,000 has been deferred for up to 18 months, (ii) a Series D warrant to purchase up to 750,000 shares of the Company’s common stock at an exercise price of $0.35 per share for a period of 5 years (the “Warrant”), and (iii) assumption by the Company of the Assumed Liabilities (as defined in the Purchase Agreement). The deferred $200,000 payment is due and payable on the earlier of (i) the date on which HepaLife has consummated one or more debt or equity financings in which the gross proceeds received in the aggregate equal or exceed $4,000,000, or (ii) the eighteen month anniversary of the closing date.

The issuance of  the Warrant was deemed to be exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”), in reliance on Section 4(2) of the Securities Act in that the issuance did not involve a public offering. The Company granted Arbios certain registration rights, as more fully set forth in the Registration Rights Agreement dated October 3, 2008 between the Company and Arbios, a copy of which is attached hereto as Exhibit 10.2, with respect to the shares of the Company’s common stock issuable upon exercise of the Warrant.

The foregoing description of the Purchase Agreement is qualified in its entirety by the full text of the Purchase Agreement which is attached hereto as Exhibit 10.1.

Item 2.01.  Completion of Acquisition or Disposition of Assets.

On October 3, 2008, the Company consummated the transactions contemplated by the Purchase Agreement. Please refer to the description of the Purchase Agreement set forth above in “Item 1.01. Entry into a Material Definitive Agreement.”

As a result of the abovementiond acquisition, HepaLife initiates a re-organization of the Company’s bioartificial liver device development activities. The Company through its subsidiary, HepaLife Biosystems, Inc has notified the U.S. Department of Agriculture, Agricultural Research Service (USDA, ARS) that it has elected to terminate the Cooperative Research and Development Agreement (the “CRADA”) between the Company and the USDA, ARS effective November 30, 2008.

The exclusive license agreement for the PICM-19 liver cell line with the USDA, ARS for the use of patented liver cell lines in artificial liver devices and in-vitro toxicological testing platforms remains in force and effect; the license was recently expanded for the additional use of PICM-19 as in-vitro infection host system for viral and protozoan agents such as malaria.

SECTION 2.  Financial Information

None

SECTION 3.  Securities and Trading Markets

Item 3.02.  Unregistered Sale of Equity Securities.

On October 3, 2008 the Company issued the Warrant to Arbios in connection with the consummation of the transaction contemplated by the Purchase Agreement. The Warrant entitles the holder to purchase up to 750,000 shares of the Company’s common stock at an exercise price of $0.35 per share for a period of 5 year.

The issuance of the Warrant was deemed to be exempt from registration under the Securities Act in reliance on Section 4(2) thereof, in that the issuance did not involve a public offering. The Company granted Arbios certain registration rights, as more fully set forth in the Registration Rights Agreement dated October 3, 2008 between the Company and Arbios, a copy of which is attached hereto as Exhibit 10.2, with respect to the shares of the Company’s common stock issuable upon exercise of the Warrant.

Please refer to the description of the Purchase Agreement set forth above in “Item 1.01.  Entry into a Material Definitive Agreement.”

SECTION 4.  Matters Related to Accountants and Financial Statements

None

SECTION 5.  Corporate Governance and Management

On October 6, 2008 Mr. Frank Fabio, accepted an appointment to serve, on an interim basis, as the Company’s Chief Financial Officer.

Mr. Fabio received a BBA in Accounting from Pace University in June 1973; has been a certified Public Accountant since 1976; Mr. Fabio received an MS in Taxation from Long Island University in June 1989. Mr. Fabio was employed by Ernst & Ernst from 1973 to 1980, attaining the position of Manager; since 1980 Mr. Fabio has maintained a private practice of accountancy in New York.

SECTION 6. [Reserved]

N/A

SECTION 7.  Regulation FD

Item 7.01 Regulation FD Disclosure

Except for the historical information presented in this document, the matters discussed in this Form 8-K, or otherwise incorporated by reference into this document, contain "forward-looking statements" (as such term is defined in the Private Securities Litigation Reform Act of 1995). These statements are identified by the use of forward-looking terminology such as "believes", "plans", "intend", "scheduled", "potential", "continue", "estimates", "hopes", "goal", "objective", expects", "may", "will", "should" or "anticipates" or the negative thereof or other variations thereon or comparable terminology, or by discussions of strategy that involve risks and uncertainties. The safe harbor provisions of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended, apply to forward-looking statements made by the Registrant. The reader is cautioned that no statements contained in this Form 8-K should be construed as a guarantee or assurance of future performance or results. These forward-looking statements involve risks and uncertainties, including those identified within this Form 8-K. The actual results that the Registrant achieves may differ materially from any forward-looking statements due to such risks and uncertainties. These forward-looking statements are based on current expectations, and the Registrant assumes no obligation to update this information. Readers are urged to carefully review and consider the various disclosures made by the Registrant in this Form 8-K and in the Registrant's other reports filed with the Securities and Exchange Commission that attempt to advise interested parties of the risks and factors that may affect the Registrant's business.

Note: Information in this report furnished pursuant to Item 7 shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in this current report shall not be incorporated by reference into any registration statement pursuant to the Securities Act of 1933, as amended. The furnishing of the information in this current report is not intended to, and does not, constitute a representation that such furnishing is required by Regulation FD or that the information this current report contains is material investor information that is not otherwise publicly available.

The Company issued a press release dated October 7, 2008 pertaining to the consummation by the company of the transactions contemplated by the Purchase Agreement. A copy of the press release is attached hereto as Exhibit 99.1.

SECTION 8.  Other Events

None

SECTION 9.  Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

Number	Exhibit Description

3.1	Form of Series D Warrant
10.1	Asset Purchase Agreement dated October 3, 2008 between HepaLife Technologies, Inc. Arbios Systems, Inc.
10.2	Registration Rights Agreement dated October 3, 2008 between HepaLife Technologies, Inc. Arbios Systems, Inc.
10.3
Notice of Termination of the Cooperative Research and Development Agreement between HepaLife Technologies, Inc. and the U.S. Department of Agriculture, Agricultural Research Service dated October 1, 2008

99.1	Press Release dated October 7, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HepaLife Technologies, Inc.

By:	/s/ Frank Menzler
Name:	Frank Menzler
Title:	President, Chief Executive Officer and Chairman

Date:	October 7, 2008

HEPALIFE TECHNOLOGIES, INC.

FORM 8-K

Dated October 1, 2008

INDEX TO EXHIBITS
Number	Exhibit Description

3.1	Form of Series D Warrant
10.1	Asset Purchase Agreement dated October 3, 2008 between HepaLife Technologies, Inc. Arbios Systems, Inc.
10.2	Registration Rights Agreement dated October 3, 2008 between HepaLife Technologies, Inc. Arbios Systems, Inc.
10.3	Notice of Termination of the Cooperative Research and Development Agreement between HepaLife Technologies, Inc. and the U.S. Department of Agriculture, Agricultural Research Service
99.1	Press Release dated October 7, 2008.